SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : September 25, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-AR14)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-AR14 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Washington Mutual Mortgage Securities Corp, as servicer, and The Chase Manhattan Bank, as trustee. On September 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.



Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 25, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE CHASE MANHATTAN BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date:  October 17, 2001            By:  /s/ Thomas M. Britt
                                   Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2001

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               September 25, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1        23,433,600.00     23,433,600.00       20,386.68      121,097.68      141,484.36     0.00      0.00       23,413,213.32
IIA1       85,759,000.00     85,759,000.00    4,765,407.39      352,755.35    5,118,162.74     0.00      0.00       80,993,592.61
IIA2       59,313,000.00     59,313,000.00            0.00      292,808.51      292,808.51     0.00      0.00       59,313,000.00
IIA3       65,738,000.00     65,738,000.00            0.00      324,964.85      324,964.85     0.00      0.00       65,738,000.00
IIIA1      77,133,000.00     77,133,000.00       58,143.73      367,153.08      425,296.81     0.00      0.00       77,074,856.27
IVA1       20,492,800.00     20,492,800.00      292,599.27      107,503.22      400,102.49     0.00      0.00       20,200,200.73
CB1         5,719,000.00      5,719,000.00        4,638.80       32,162.42       36,801.22     0.00      0.00        5,714,361.20
CB2         3,813,000.00      3,813,000.00        3,092.81       21,443.49       24,536.30     0.00      0.00        3,809,907.19
CB3         2,080,000.00      2,080,000.00        1,687.13       11,697.47       13,384.60     0.00      0.00        2,078,312.87
AR                100.00            100.00          100.00            0.41          100.41     0.00      0.00                0.00
CB4         1,213,000.00      1,213,000.00          983.89        6,821.65        7,805.54     0.00      0.00        1,212,016.11
CB5           867,000.00        867,000.00          703.24        4,875.82        5,579.06     0.00      0.00          866,296.76
CB6         1,039,814.00      1,039,814.00          843.42        5,847.69        6,691.11     0.00      0.00        1,038,970.58
TOTALS    346,601,314.00    346,601,314.00    5,148,586.36    1,649,131.64    6,797,718.00     0.00      0.00      341,452,727.64

IX         23,433,600.00     23,433,600.00            0.00        7,479.22        7,479.22     0.00      0.00       23,413,213.32
IIX       210,810,100.00    210,810,100.00            0.00      187,972.96      187,972.96     0.00      0.00      206,044,592.61
IIIX       77,133,000.00     77,133,000.00            0.00       85,840.68       85,840.68     0.00      0.00       77,074,856.27
IVX        20,492,800.00     20,492,800.00            0.00       18,785.07       18,785.07     0.00      0.00       20,200,200.73

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22540A7H5      1,000.00000000       0.86997644    5.16769425       6.03767070      999.13002356     IA1        6.201233 %
IIA1    22540A7J1      1,000.00000000      55.56743187    4.11333329      59.68076517      944.43256813     IIA1       4.936000 %
IIA2    22540A7K8      1,000.00000000       0.00000000    4.93666667       4.93666667    1,000.00000000     IIA2       5.924000 %
IIA3    22540A7L6      1,000.00000000       0.00000000    4.94333338       4.94333338    1,000.00000000     IIA3       5.932000 %
IIIA1   22540A7M4      1,000.00000000       0.75381134    4.76000000       5.51381134      999.24618866     IIIA1      5.712000 %
IVA1    22540A7N2      1,000.00000000      14.27814989    5.24590198      19.52405186      985.72185011     IVA1       6.295083 %
CB1     22540A7T9      1,000.00000000       0.81112083    5.62378388       6.43490470      999.18887917     CB1        6.748540 %
CB2     22540A7U6      1,000.00000000       0.81112248    5.62378442       6.43490690      999.18887752     CB2        6.748540 %
CB3     22540A7V4      1,000.00000000       0.81112019    5.62378365       6.43490385      999.18887981     CB3        6.748540 %
AR      22540A7W2      1,000.00000000   1,000.00000000    4.10000000   1,004.10000000        0.00000000     AR         4.936000 %
CB4     22540A7X0      1,000.00000000       0.81112119    5.62378401       6.43490519      999.18887881     CB4        6.748540 %
CB5     22540A7Y8      1,000.00000000       0.81111880    5.62378316       6.43490196      999.18888120     CB5        6.748540 %
CB6     22540A7Z5      1,000.00000000       0.81112584    5.62378464       6.43491047      999.18887416     CB6        6.748540 %
TOTALS                 1,000.00000000      14.85449175    4.75800747      19.61249922      985.14550825

IX      22540A7P7      1,000.00000000       0.00000000    0.31916650       0.31916650      999.13002356     IX         0.383000 %
IIX     22540A7Q5      1,000.00000000       0.00000000    0.89166961       0.89166961      977.39431180     IIX        1.070004 %
IIIX    22540A7R3      1,000.00000000       0.00000000    1.11289176       1.11289176      999.24618866     IIIX       1.335470 %
IVX     22540A7S1      1,000.00000000       0.00000000    0.91666683       0.91666683      985.72185011     IVX        1.100000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
             The Chase Manhattan Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: Thomas Britt/Chase

                                      -6-

              CSFB Mortgage Pass-Through Certificates, Series 2001-AR19
                        Statement to Certificate Holders
                               September 25, 2001


Section 4.04(a)(i)         Scheduled Principal Payments                               281,136.06
                           Principal Prepayments                                    4,867,450.29

Section 4.04(a)(ii)        Current Interest                                         1,949,209.56
                           Class Unpaid Interest                                            0.00

Section 4.04(a)(iii)       Certificate Interest Shortfalls                                  0.00
                           Certificate Principal Shortfalls                                 0.00

Section 4.04(a)(v)         Aggregate Loan Balance                                 341,452,728.43
                           Loan Group 1 Aggregate Loan Balance                     24,452,479.13
                           Loan Group 2 Aggregate Loan Balance                    215,394,532.65
                           Loan Group 3 Aggregate Loan Balance                     80,496,492.23
                           Loan Group 4 Aggregate Loan Balance                     21,109,224.42

Section 4.04(a)(vi)        Servicing Fees                                             114,466.80
                           MGIC Fees                                                   10,783.65
                           Trustee Fees                                                 1,733.01

Section 4.04(a)(viii)      Current Advances                                                 0.00
                           Outstanding Advances                                             0.00

Section 4.04(a)(ix)        Delinquent Mortgage Loans

                           Number of Loans delinquent 31 to 60 days                         0.00
                           Balance of Loans delinquent 31 to 60 days                        0.00
                           Number of Loans delinquent 61 to 90 days                         0.00
                           Balance of Loans delinquent 61 to 90 days                        0.00
                           Number of Loans delinquent 91 or more days                       0.00
                           Balance of Loans delinquent 91 or more days                      0.00

                           Foreclosures

                           Group Totals
                           ---------------------
                           Number      Principal Balance       Percentage
                              0               0.00                 0.00 %

Section 4.04(a)(x)         Number of loans for which Prepayment Penalties were collected.         0.00
                           Balance of loans for which Prepayment Penalties were collected.        0.00
                           Amount of Prepayment Penalties                                         0.00


Section 4.04(a)(xi)        REO Properties

                           Group Totals
                           ----------------------
                           Number      Principal Balance        Percentage
                              0               0.00                  0.00 %

Section 4.04(a)(xii)       Current Realized Losses                                               0.00
                           Aggregate Realized Losses                                             0.00
Section 4.04(a)(xiii)      Weighted Average Term to Maturity                                     0.00
Section 4.04(a)(xiv)       Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Number of Claims Submitted under the GEMICO PMI policy                0.00
                           Total Amount of Claims Submitted under the GEMICO PMI policy          0.00
                           Total of Claims Paid under the GEMICO PMI policy                      0.00


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